Exhibit 10.06
                                    AGREEMENT

                                  JULY 31, 1996

     WHEREAS, the undersigned has executed a Stock Subscription Agreement dated the date hereof pursuant to which the undersigned has purchased 16 shares of Common Stock, par value $0.01 per share, of Clearview Cinema Group, Inc. (the "Company"), a Delaware corporation (the "Shares"); and

     WHEREAS, transfer of the Shares is restricted pursuant to the terms and provisions of the Stockholders and Registration Rights Agreement, dated as of May 29, 1996, by and among the Company, and its stockholders (the "Stockholders Agreement"); and

     WHEREAS, the parties to the Stockholders Agreement have waived compliance with Article 2 of the Stockholders Agreement in connection with the transactions contemplated by the Subscription Agreement upon condition that the undersigned execute this Agreement;

     NOW, THEREFORE, the undersigned hereby joins in and agrees to be bound by the terms and provisions of the Stockholders Agreement, as are applicable to Stockholders (as defined therein) generally.


                                                 _____________________________
                                                 Paul Kay

                                                 _____________________________
                                                 Cindy Kay